Pacific Office Properties Trust, Inc.

Supplemental Operating and Financial Information
For the three months ended December 31, 2009

Pacific Office Properties Trust, Inc.

Corporate Profile 3
Investor Information 3
Company Information 3
Common Stock and Unit Data 5
Highlights of Current Period Performance 5
- Financial Results 5
- Financing and Capital Activity 5
- Financial and Portfolio Highlights 6
- Consolidated Balance Sheets 8
- Consolidated Statements of Operations 9
- Funds From Operations and Adjusted Funds From Operations 10
- Earnings Before Interest, Taxes and Depreciation and Amortization 12
- Condensed Combined Balance Sheets - Unconsolidated Joint Ventures 13
- Condensed Combined Statements of Operations - Unconsolidated Joint Ventures 14
- Debt Analysis 15
- Equity Analysis 16
- Consolidated Debt Summary 17
- Consolidated Debt Maturities 18
- Unconsolidated Joint Venture Debt Summary 19
- Company Portion of Unconsolidated Joint Venture Debt Maturities 20

Portfolio Leasing Statistics 21
- Portfolio Summary 21
- Portfolio Leasing Summary 22
- Total Revenue by Segment 23
- Total Net Operating Income by Segment 24
- Leasing Activity Reconciliation 25
- Top Tenants by Rental Revenue – Consolidated Properties 26
- Top Tenant Industry Diversification by Rental Revenue – Consolidated Properties 27
- Top Tenants by Rental Revenue – Unconsolidated Joint Venture Properties 28
- Top Tenant Industry Diversification by Rental Revenue – Unconsolidated Joint Venture Properties 29
- Lease Expirations – Consolidated Properties 30
- Lease Expirations – Unconsolidated Joint Venture Properties 31
- Lease Distribution by Square Footage –Consolidated Properties 32
- Lease Distribution by Square Footage –Unconsolidated Joint Venture Properties 33

Pacific Office Properties Trust, Inc.

Corporate Profile

Pacific Office Properties Trust, Inc. (“The Company”) is a real estate investment trust that acquires, owns, and operates office properties in the western U.S., focusing initially on the long-term growth sub-markets of Honolulu, San Diego, Los Angeles, and Phoenix. The Company is externally managed by Pacific Office Management, Inc., an affiliate of The Shidler Group.  The Company acquires, often in partnership with institutional co-investors, value-added office buildings whose potential can be maximized through improvements, repositioning, and superior leasing and management. The Company continues in the tradition of The Shidler Group’s proven institutional joint-venture strategy, which focuses on acquiring opportunistic and value-added commercial real estate in partnership with institutional co-investors.   More information can be found on Pacific Office at www.pacificofficeproperties.com.

Investor Information

Board of Directors		Management
Jay H. Shidler Chairman of the Board, Chair of Investment Committee Paul M. Higbee Director, Chair of Audit Committee Robert L. Denton Director Thomas R. Hislop Director	Michael W. Brennan Director, Chair of Compensation Committee Clay W. Hamlin Director, Chair of Nominating Committee	Pacific Office Properties Trust, Inc.	Pacific Office Management, Inc.
		Jay H. Shidler President and Chief Executive Officer	Jay H. Shidler President and Chief Executive Officer	James R. Ingebritsen Executive Vice President, Capital Markets/Operations
		Lawrence J. Taff Chief Financial Officer	Lawrence J. Taff Chief Financial Officer	Tamara G. Edwards Corporate Secretary
Matthew J. Root Chief Investment Officer

Company Information

Corporate Headquarters 233 Wilshire Blvd., Suite 310 Santa Monica, CA 90401 (T) (310) 395-2083 (F) (310) 395-2741	Trading Symbol PCE Stock Exchange Listing NYSE Amex	Inquiries For investor relations or media inquiries, contact:
		Stacey Feit, CFA Vice President Financial Relations Board sfeit@mww.com (T) (213) 486-6549 (F) (213) 233-3499	Lawrence J. Taff Chief Financial Officer ltaff@pacificofficeproperties.com (T) (808) 544-1219

Pacific Office Properties Trust, Inc.

Note Regarding Forward-Looking Statements

This Supplemental Operating and Financial Information contains forward-looking statements within the meaning of Section 21E of the Exchange Act, which include information relating to future events, future financial performance, strategies, expectations, risks and uncertainties.  From time to time, we also provide forward-looking statements in other materials we release to the public as well as oral forward-looking statements.  These forward-looking statements include, without limitation, statements regarding: projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; statements regarding strategic transactions such as mergers or acquisitions or a possible dissolution of the Company; and statements of management’s goals and objectives and other similar expressions.

We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions.  Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions.  Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected.  These factors include the risks and uncertainties described in “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q. You should bear this in mind as you consider forward-looking statements.

We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.  You are advised, however, to consult any further disclosures we make on related subjects in our other public filings made with the Securities and Exchange Commission.

Pacific Office Properties Trust, Inc.

Common Stock and Unit Data	For the three months ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
High Closing Price	$4.34	$4.38	$5.00	$5.50	$6.65
Low Closing Price	$3.03	$3.50	$3.65	$4.30	$2.52
Average Closing Price	$3.80	$3.85	$4.39	$4.89	$4.75
Closing Price, at end of quarter	$3.89	$4.34	$3.72	$5.00	$4.44
Common shares and common units outstanding (in thousands)	18,150	18,150	17,360	17,330	17,330
Preferred units - as-converted basis (in thousands)	32,598	32,598	32,598	32,598	32,598
Total common shares and units outstanding - as-converted basis (in thousands)	50,747	50,747	49,958	49,928	49,928
Total dividends per share, annualized	$0.20	$0.20	$0.20	$0.20	$0.20
Annual Dividend Yield – On Closing Price	5.14%	4.61%	5.38%	4.00%	4.50%

Highlights of Current Period Performance

Financial Results

During the quarter ended December 31, 2009, the Company changed the redemption features of its Common and Preferred Units.  The change to the Preferred Units resulted in a one-time non-cash fair value adjustment charge of $58.6 million, which represents the increase of the book value of the units to their fair market value.  The change also resulted in a reclassification of the Non-Controlling Interests from the mezzanine equity section of the Company’s balance sheet to permanent equity, thus increasing total equity.

Funds from Operations, or FFO, totaled $(57.6) million, or $(3.17) per common share/common unit – basic and diluted, for the fourth quarter of 2009.  FFO excluding the fair value adjustment of the Preferred Units totaled $1.1 million or $0.06 per common share/common unit – basic and diluted for the fourth quarter of 2009. Net loss attributable to stockholders totaled $12.2 million, or $3.17 net loss per basic and diluted common share, for the fourth quarter of 2009.

Financing and Capital Activity

➢
On December 3, 2009, our Board of Directors declared a cash dividend of $0.05 per share of our common stock for the fourth quarter of 2009. The dividend was paid on January 15, 2010 to holders of record of common stock on December 31, 2009. Commensurate with our declaration of a quarterly cash dividend, we paid distributions to holders of record of Common Units at December 31, 2009 in the amount of $0.05 per Common Unit, on January 15, 2010. In addition, we paid 2% distributions, or $.125 per unit, to holders of record of Preferred Units at December 31, 2009, on January 15, 2010.

➢
As of December 31, 2009, the Company’s current total market capitalization is $625.0 million, including approximately $197.4 million in equity on a fully diluted basis, based on our closing price on the NYSE Amex.

Pacific Office Properties Trust, Inc.

Financial and Portfolio Highlights
(unaudited and in thousands, except property portfolio data, share price data and percentages)

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Property Portfolio
Number of
Consolidated Properties	8	8	8	8	8
Unconsolidated Joint Venture Properties	16	15	15	15	15
	24	23	23	23	23
Square Footage
Consolidated Properties	2,265,339	2,265,339	2,265,339	2,265,339	2,265,339
Unconsolidated Joint Venture Properties	2,417,359	2,060,855	2,060,855	2,060,855	2,065,052
	4,682,698	4,326,194	4,326,194	4,326,194	4,330,391
Capitalization Summary
Common Shares	3,851	3,851	3,061	3,031	3,031
Common Units	14,299	14,299	14,299	14,299	14,299
	18,150	18,150	17,360	17,330	17,330
Convertible Preferred Units as converted to Common Units
(4,545,300 Preferred Units converted at a 7.1717x conversion ratio)	32,598	32,598	32,598	32,598	32,598
	50,748	50,748	49,958	49,928	49,928
Valuation
Closing Common Share Price	$3.89	$4.34	$3.72	$5.00	$4.44
Market Value of Common Shares	$14,980	$16,713	$11,387	$15,155	$13,457
Market Value of Common Shares and Equivalents (as converted)	$182,429	$203,533	$174,457	$234,485	$208,223
Total Equity Market Capitalization	$197,410	$220,246	$185,844	$249,640	$221,680
Total Consolidated Debt	$427,543	$424,451	$424,280	$423,856	$423,884
Total Market Capitalization	$624,953	$644,697	$610,124	$673,496	$645,564
Total Consolidated Debt to Total Market Capitalization	68.41%	65.84%	69.54%	62.93%	65.66%

Pacific Office Properties Trust, Inc.

Financial and Portfolio Highlights, continued
(unaudited and in thousands, except share/unit data, ratios and percentages)

For the three months ended
December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Income Items
Total Revenues	$18,106	$17,744	$18,019	$18,770	$19,848
Equity in Net Earnings (Loss) of Unconsolidated Joint Ventures	$(93)	$189	$163	$54	$(63)
Net Loss Attributable to Stockholders	$(12,200)	$(1,241)	$(1,116)	$(1,056)	$(1,163)
FFO(1)	$(57,575)	$862	$1,240	$1,164	$764
FFO (per common share/common unit) (1)	$(3.17)	$0.05	$0.07	$0.07	$0.04
FFO(1) excluding the fair value adjustment of Preferred Units	$1,070	$862	$1,240	$1,164	$764
FFO excluding the fair value adjustment of Preferred Units (per common share/unit) (2)	$0.06	$0.05	$0.07	$0.07	$0.04
AFFO(1)	$1,433	$1,821	$1,952	$2,164	$1,201
AFFO(1)(per common share/common unit)	$0.08	$0.10	$0.11	$0.12	$0.07
Ratios
FFO Payout Ratio (per common share/common unit) (2)	(5)	105.3%	70.0%	74.4%	113.4%
FFO Payout Ratio excluding the fair value adjustment of the Preferred Units (per common share/common unit) (5)	84.8%	105.3%	70.0%	74.4%	113.4%
AFFO Payout Ratio (per common share/common unit) (3)	63.3%	49.8%	44.5%	40.0%	72.1%
Interest Coverage Ratio (4)	1.22	x	1.19	x	1.25	x	1.24	x	1.17	x

1 A description of these non-GAAP measures and reconciliations is provided on pages 10 through 11 .
2 Calculated as dividends for the respective quarters accrued to common stockholders and unitholders divided by Funds from Operations (FFO).
3 Calculated as dividends for the respective quarters accrued to common stockholders and unitholders divided by Adjusted Funds from Operations (AFFO).
4 Calculated as EBITDA divided by total interest expense.
5 Management believes that this calculation that includes the one-time non-cash charge related to the Preferred Unit Valuation is not indicative of past or future performance.

Pacific Office Properties Trust, Inc.

Consolidated Balance Sheets1
(unaudited and in thousands)

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
ASSETS
Investments in real estate	$418,980	$417,873	$416,211	$414,435	$413,914
Less: accumulated depreciation	(36,030)	(32,442)	(28,646)	(24,859)	(21,257)
Investments in real estate, net	382,950	385,431	387,565	389,576	392,657
Cash and cash equivalents	3,195	3,405	6,881	6,537	4,463
Restricted cash	6,507	5,444	5,055	5,266	7,267
Rents and other receivables, net	6,471	6,004	5,729	5,387	6,342
Intangible assets, net	33,228	35,079	36,875	38,925	41,379
Other assets, net	5,055	5,822	5,080	5,383	4,680
Goodwill	62,019	62,019	62,019	62,019	61,519
Investment in unconsolidated joint ventures	10,911	10,016	10,376	11,149	11,590
Total Assets	$510,336	$513,220	$519,580	$524,242	$529,897

LIABILITIES AND EQUITY
Mortgage and other collateralized loans, net	$406,439	$403,347	$400,504	$400,080	$400,108
Unsecured notes payable to related parties	21,104	21,104	23,776	23,776	23,776
Accounts payable and other liabilities	22,000	20,257	21,692	18,970	17,088
Acquired below market leases, net	9,512	9,997	10,578	11,186	11,817
Total Liabilities	459,055	454,705	456,550	454,012	452,789

EQUITY:
Preferred Stock (including Proportionate Voting Preferred Stock)	-	-	-	-	-
Common Stock (including Class B Common Stock)	185	185	185	185	185
Additional paid-in capital	-	-	-	-	-
Retained deficit	(132,511)	(72,349)	(58,965)	(70,072)	(56,327)
Total shareholders’ equity	(132,326)	(72,164)	(58,780)	(69,887)	(56,142)
Non-controlling interests	183,607	130,679	121,810	140,117	133,250
Total equity	51,281	58,515	63,030	70,230	77,108
Total liabilities and equity	$510,336	$513,220	$519,580	$524,242	$529,897

1 During the fourth quarter of 2009, the Company made changes to the redemption features of the Common and Preferred Units which allowed the Non-Controlling Interests to be classified as permanent equity as of December 31, 2009.  For comparative purposes, the Company is presenting the Non-Controlling Interests as part of permanent equity even though they were not classified as such until December 2009.

Pacific Office Properties Trust, Inc.

Consolidated Statements of Operations
(unaudited and in thousands, except share and per share data)

	For the three months ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Revenue:
Rental	$10,463	$10,486	$10,607	$10,906	$11,046
Tenant reimbursements	5,478	5,163	5,299	5,722	6,635
Parking	2,070	2,012	2,011	2,057	2,035
Other	95	83	102	85	49
Total revenue	18,106	17,744	18,019	18,770	19,765

Expenses:
Rental property operating	10,124	9,781	9,660	9,915	11,302
General and administrative	652	351	497	1,149	740
Depreciation and amortization	6,770	6,913	7,030	6,527	6,792
Interest	6,703	6,823	6,806	6,719	7,110
Loss on extinguishment of debt	-	171	-	-	-
Total expenses	24,249	24,039	23,993	24,310	25,944

Loss before equity in net earnings (loss) of unconsolidated joint ventures and non-operating income	(6,143)	(6,295)	(5,974)	(5,540)	(6,179)
Equity in net earnings (loss) of unconsolidated joint ventures	(93)	189	163	54	(63)
Non-operating income	428	2	1	3	85
Net loss	(5,808)	(6,104)	(5,810)	(5,483)	(6,157)
Fair value adjustment of Preferred Units	(58,645)	-	-	-	-
Net loss attributable to non-controlling interests	52,253	4,863	4,694	4,427	4,994
Net loss attributable to common stockholders	$(12,200)	$(1,241)	$(1,116)	$(1,056)	(1,163)
Net loss per common share - basic and diluted	$(3.17)	$(0.40)	$(0.37)	$(0.35)	(0.38)

Weighted average number of common shares outstanding - basic and diluted	3,850,520	3,112,888	3,034,122	3,031,125	3,031,125

Pacific Office Properties Trust, Inc.

Funds From Operations (FFO) and Adjusted Funds From Operations(AFFO)
(unaudited and in thousands, except share and per share data)

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Reconciliation of Net Loss to FFO (1):
Net loss attributable to stockholders	$(12,200)	$(1,241)	$(1,116)	$(1,056)	$(1,163)
Add: Depreciation and amortization of real estate assets	6,770	6,913	7,030	6,527	6,792
Add: Depreciation and amortization of real estate assets – unconsolidated joint ventures	676	621	588	688	697
Less: Distributions to preferred unit holders	(568)	(568)	(568)	(568)	(568)
Less: Net loss attributable to non-controlling interests	(52,253)	(4,863)	(4,694)	(4,427)	(4,994)
FFO	$(57,575)	$862	$1,240	$1,164	$764
Reconciliation of FFO to FFO excluding fair value adjustment of Preferred Units:
FFO	$(57,575)	$862	$1,240	$1,164	$764
Add: Fair value adjustment of Preferred Units	58,645	-	-	-	-
FFO excluding fair value adjustment of Preferred Units	$1,070	$862	$1,240	$1,164	$764
Reconciliation of FFO to AFFO(2):
FFO	$(57,575)	$862	$1,240	$1,164	$764
Fair value adjustment of Preferred Units	58,645	-	-	-	-
Straight-line rent adjustments, net	150	281	84	226	(147)
Amortization of interest rate contracts, loan premiums and prepaid financings	286	368	435	411	426
Recurring capital expenditures, tenant improvements and leasing commissions	(533)	(193)	(299)	(114)	(319)
Non-cash compensation expense	50	50	49	40	40
Interest expense deferred on unsecured notes payable	410	453	443	437	437
AFFO	$1,433	$1,821	$1,952	$2,164	$1,201

Weighted average number of common shares and common share equivalents outstanding - basic and diluted	18,150	17,412	17,333	17,330	17,330
FFO per share/unit – basic and diluted	$(3.17)	$0.05	$0.07	$0.07	$0.04
FFO excluding fair value adjustment of Preferred Units per share/unit – basic and diluted	$0.06	$0.05	$0.07	$0.07	$0.04
AFFO per share/unit – basic and diluted	$0.08	$0.10	$0.11	$0.12	$0.07

Pacific Office Properties Trust, Inc.

Funds From Operations and Adjusted Funds From Operations (continued)
(unaudited and in thousands, except share and per share data)

1
Funds from Operations, or FFO, is a widely recognized measure of REIT performance. We calculate FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) attributable to stockholders (as computed in accordance with accounting principles generally accepted in the United States of America, or GAAP), excluding gains (or losses) from dispositions of property, extraordinary items, real estate-related depreciation and amortization (including capitalized leasing expenses, tenant allowances or improvements and excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate-related depreciation and amortization, gains (or losses) from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.

However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other Equity REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other Equity REITs' FFO. As a result, FFO should be considered only as a supplement to net income (loss) as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

The weighted average number of common shares and common share equivalents outstanding – basic and diluted includes common unit limited partnership interests in our Operating Partnership.

Our outstanding preferred unit interests in our Operating Partnership are convertible into common unit limited partnership interests in our Operating Partnership, but no earlier than the later of March 19, 2010 and the date an underwritten public equity offering of our common stock in an amount equal to or greater than $75 million is consummated, which is a contingent event as of December 31, 2009. These common unit interests will become exchangeable for shares of our common stock one year after such conversion. Our outstanding preferred unit interests at December 31, 2009 represent 32,597,528 common share equivalents, on an as-if converted basis, and any impact related to these outstanding limited preferred interests have not been included in our calculation of diluted earnings per share or FFO per share, including our calculation of the weighted average number of common and common equivalent shares outstanding, in accordance with GAAP. Assuming the full conversion of our outstanding preferred unit interests at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, our FFO per share/unit, on a fully diluted basis, would have been $(1.13), $0.02, $0.02, $0.02 and $0.02, respectively. Assuming the full conversion of our outstanding preferred unit interests at December 31, 2009, our FFO excluding the fair value adjustment for the Preferred Units per share/unit would have been $0.02 for the three months then ended.

2
AFFO is a non-GAAP financial measure we believe is a useful supplemental measure of our performance.  We compute AFFO by subtracting from FFO the straight-line rent adjustments and recurring capital expenditures, tenant improvements and leasing commissions, and then adding the amortization of interest rate contracts, loan premium and prepaid financing costs, non-cash compensation expense, and interest expense deferred on unsecured notes.  AFFO is not intended to represent cash flow for the period, and it only provides an additional perspective on our ability to fund cash needs and make distributions to shareholders by adjusting the effect of the non-cash items included in FFO, as well as recurring capital expenditures and leasing costs.  We believe that net income or loss is the most directly comparable GAAP financial measure to AFFO.  We also believe that AFFO provides useful information to the investment community about the Company’s financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Assuming the full conversion of our outstanding preferred unit interests at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, our AFFO per share/unit, on a fully diluted basis, would have been $0.03, $0.04, $0.04, $0.04 and $0.02, respectively.

Pacific Office Properties Trust, Inc.

Earnings Before Interest, Taxes and Depreciation and Amortization (EBITDA)
(unaudited and in thousands)

	For the three months ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Reconciliation of net loss to earnings before interest
taxes and depreciation and amortization (EBITDA) (1) (2):
Net loss attributable to common stockholders	$(12,200)	$(1,241)	$(1,116)	$(1,056)	$(1,163)
Interest expense	6,703	6,823	6,806	6,719	7,110
Interest expense – unconsolidated joint ventures	611	558	530	527	588
Depreciation and amortization of real estate assets	6,770	6,913	7,030	6,527	6,792
Depreciation and amortization of real estate assets – unconsolidated joint ventures	676	621	588	688	697
Net loss attributable to non-controlling interests	(52,253)	(4,863)	(4,694)	(4,427)	(4,994)
Fair value adjustment of Preferred Units	58,645	-	-	-	-
EBITDA	$8,952	$8,811	$9,144	$8,978	$9,030

1
Management believes that earnings before interest expense, depreciation and amortization, and net loss attributable to non-controlling interests (EBITDA) is a useful supplemental measure of our performance.  We believe that EBITDA provides useful information to the investment community about the Company’s financial position before the impact of investing and financing transactions and facilitates comparisons with other REITs.  Accordingly, EBITDA should not be considered as an alternative to cash flows from operating activities (as computed in accordance with GAAP) as a measure of liquidity.  EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.  Other REITs may use different methodologies for calculating EBITDA and accordingly, our EBITDA may not be comparable to other REITs.

2	Management has excluded the one-time non-cash fair value adjustment of the Preferred Units from EBITDA because it is a non-operating charge.

Pacific Office Properties Trust, Inc.

Condensed Combined Balance Sheets - Unconsolidated Joint Ventures(4)
(unaudited and in thousands)

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
ASSETS
Investment in real estate	$428,014	$354,899	$354,896	$353,516	$353,181
Less: accumulated depreciation	(27,314)	(26,142)	(24,215)	(20,619)	(16,772)
Investment in real estate, net	400,700	328,757	330,681	332,897	336,409
Cash and cash equivalents, including restricted cash	22,177	18,202	17,638	19,986	17,800
Rents and other receivables, net	7,513	7,081	6,238	6,024	5,285
Intangible assets, net	26,568	28,214	29,943	30,325	32,879
Other assets	4,967	4,744	5,299	5,708	5,604
Total assets	$461,925	$386,998	$389,799	$394,940	$397,321

LIABILITIES AND MEMBERS’ EQUITY
Mortgage and other secured loans	$366,543	$318,091	$318,134	$318,177	$314,324
Accounts payable and other liabilities	10,298	7,958	7,334	9,320	11,380
Acquired below market leases, net	4,558	5,146	5,659	6,183	6,737
Total liabilities	381,399	331,195	331,127	333,680	332,441

Members' equity	80,526	55,803	58,672	61,260	64,880
Total liabilities and members' equity	$461,925	$386,998	$389,799	$394,940	$397,321

Pacific Office Properties Trust, Inc.

Condensed Combined Statements of Operations - Unconsolidated Joint Ventures
(unaudited and in thousands)

	For three months ended
	December 31, 2009	September 30, 2009	June 30,2009	March 31, 2009	December 31, 2008
Revenue:
Rental	$9,314	$9,513	$9,433	$9,309	$9,208
Tenant reimbursements	1,345	1,689	1,581	1,651	1,625
Parking	353	390	379	401	370
Interest and other	48	81	67	113	129
Total revenue	$11,060	$11,673	$11,460	$11,474	$11,332

Expenses:
Rental property operating	5,229	4,768	4,934	4,765	5,159
Depreciation and amortization	4,818	4,486	4,211	4,745	5,065
Interest	5,007	3,972	3,967	3,938	4,760
Total expenses	15,054	13,226	13,112	13,448	14,984
Net loss	$(3,994)	$(1,553)	$(1,652)	$(1,974)	$(3,652)
Equity in net earnings (loss) of unconsolidated joint ventures	$(93)	$189	$163	$54	$(63)

4 We own managing interests in six of seven joint ventures, consisting of 16 office properties, including 34 office buildings, comprising approximately 2.42 million leasable square feet.  Our ownership interest percentages in these joint ventures range from approximately 5.00% to 32.17%.  In exchange for our managing ownership interest and related equity investment in these joint ventures, we are entitled to preferential allocations of earnings and cash flows from each respective joint venture.  We are also entitled to incentive interests in excess of our ownership percentages ranging from approximately 21.41% to 36.00%, subject to returns on invested capital.

Pacific Office Properties Trust, Inc.

 Debt Analysis(1)
 (unaudited and in thousands)

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Debt Outstanding
Consolidated Debt
Mortgage Loans	$408,418	$405,422	$402,675	$402,347	$402,471
Unsecured Loans	21,104	21,104	23,776	23,776	23,776
Total	429,522	426,526	426,451	426,123	426,247
Unamortized Debt Discount	(1,980)	(2,075)	(2,171)	(2,267)	(2,363)
Total Consolidated Debt, Net	$427,542	$424,451	$424,280	$423,856	$423,884

Company portion of Unconsolidated Joint Venture Debt(2)
Mortgage Loans	$42,196	$39,795	$39,804	$39,145	$39,171
Unsecured Loans	1,367	1,367	1,367	1,367	1,367
Total Company portion of Unconsolidated Joint Venture Debt	$43,563	$41,162	$41,171	$40,512	$40,538

Debt Structure
Consolidated Debt
Fixed Rate Mortgage Loans	$372,454	$372,558	$372,658	$372,735	$372,859
Fixed Rate Unsecured Loans	21,104	21,104	23,776	23,776	23,776
Total Fixed Rate Debt	393,558	393,662	396,434	396,511	396,635
Variable Rate Loans (3) (subject to interest rate protection)	35,964	32,864	30,017	29,612	29,612
Unamortized Debt Discount	(1,980)	(2,075)	(2,171)	(2,267)	(2,363)
Total Consolidated Debt, Net	$427,542	$424,451	$424,280	$423,856	$423,884

Company portion of Unconsolidated Joint Venture Debt
Fixed Rate Mortgage Loans	$29,013	$29,037	$29,046	$29,070	$29,096
Fixed Rate Unsecured Loans	1,367	1,367	1,367	1,367	1,367
Total Fixed Rate Debt	30,380	30,404	30,413	30,437	30,463
Variable Rate Loans (subject to interest rate protection)	13,183	10,758	10,758	10,075	10,075
Total Company portion of Unconsolidated Joint Venture Debt	$43,563	$41,162	$41,171	$40,512	$40,538

1 Amounts included herein represent the outstanding principal balances as of the respective dates presented and, accordingly, do not include any amounts attributable to discounts or premiums on our outstanding debt obligations, which are not material.  The amounts of mortgage and other collateralized loans reflected in our consolidated balance sheets represent the outstanding principal balances of those loans, adjusted for applicable discounts or premiums, in accordance with GAAP for the respective dates presented.

2 Company portion of Unconsolidated Joint Venture Debt is derived based on the outstanding principal balances of mortgage and unsecured loans of our unconsolidated joint ventures multiplied by our ownership interest percentage in each respective unconsolidated joint venture as of the respective dates presented.  Primarily the entire Company portion of Joint Venture Debt is non-recourse to the Company, except for approximately $0.47 million at December 31, 2009 attributable to Scripps Ranch Center.

3 Variable rate loans include amount borrowed under the revolving credit facility at a fluctuating interest rate equal to the effective rate of interest paid by First Hawaiian Bank on a time certificate of deposit, plus one percent.

Pacific Office Properties Trust, Inc.

Equity Analysis
(unaudited and in thousands, except share/unit price, ratios and percentages)

	December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
Common Equity
Common Shares	3,851		3,851		3,061		3,031		3,031
Common Units(1)	14,299		14,299		14,299		14,299		14,299
Total	18,150		18,150		17,360		17,330		17,330
Common Share Price	$3.89		$4.34		$3.72		$5.00		$4.44
Market Value of Common Shares/Common Units	$70,604		$78,771		$64,579		$86,650		$76,945

Convertible Preferred Equity
Convertible Preferred Units(2)	4,545		4,545		4,545		4,545		4,545
Conversion Ratio	7.1717	x	7.1717	x	7.1717	x	7.1717	x	7.1717	x
Common Shares Issued (assuming full conversion)	32,598		32,598		32,598		32,598		32,598
Market Value of Convertible Preferred Units (as converted)	$126,806		$141,475		$121,265		$162,990		$144,735

Capitalization
Market Value of Common Shares/Common Units	$70,604		$78,771		$64,579		$86,650		$76,945
Market Value of Convertible Preferred Units (as converted)	126,806		141,475		121,265		162,990		144,735
Total Equity Market Capitalization (assuming full conversion)	197,410		220,246		185,844		249,640		221,680
Total Consolidated Debt	427,543		424,451		424,280		423,856		423,884
Total Market Capitalization	$624,953		$644,697		$610,124		$673,496		$645,564

1 Common Units are exchangeable on a one-for-one basis for shares of our common stock, but no earlier than March 19, 2010.

2 Each Convertible Preferred Unit is convertible into 7.1717 Common Units, but no earlier than the later of March 19, 2010, and the date an underwritten public offering (of at least $75 million) by us of our common stock is consummated.  Upon conversion of the Preferred Units to Common Units, the Common Units are exchangeable on a one-for-one basis for shares of our common stock, but no earlier than one year after the date of their conversion from a Preferred Unit to a Common Unit.

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)

Consolidated Debt Summary
(unaudited and in thousands, except for percentages)

Property/Loan	Maturity Date	Interest Rate	Outstanding Principal Balance at December 31, 2009	% of Total Consolidated Debt
Fixed Rate Secured Debt:
Clifford Center (1)	8/15/2011	6.00%	$3,501	0.82%
Davies Pacific Center	11/11/2016	5.86%	95,000	22.12%
First Insurance Center	1/1/2016	5.74%	38,000	8.85%
First Insurance Center	1/6/2016	5.40%	14,000	3.26%
Pacific Business News Building	4/6/2010	6.98%	11,653	2.71%
Pan Am Building	8/11/2016	6.17%	60,000	13.97%
Waterfront Plaza	9/11/2016	6.37%	100,000	23.28%
Waterfront Plaza	9/11/2016	6.37%	11,000	2.56%
City Square	9/1/2010	5.58%	27,500	6.40%
Sorrento Technology Center	1/11/2016	5.75%	11,800	2.75%
Subtotal Fixed Rate Secured Debt			372,454	86.71%

Fixed Rate Unsecured Debt:
Unsecured notes payable to related parties	Varying dates from 3/19/2013 to 8/31/2013	7.00%	21,104	4.91%

Floating Rate Secured Debt :
City Square (2)	9/1/2010	LIBOR + 2.35%	27,017	6.29%
Revolving line of credit(3)	9/2/2011	1.85%	8,947	2.08%
Subtotal Floating Rate Secured Debt			35,964	8.37%

Total Consolidated Debt			429,522	100.00%
Less Unamortized Debt Discount			(1,979)
Total Consolidated Debt, Net of Unamortized Debt Discount			$427,543

1 The initial maturity date is August 15, 2011.  The Company has the option to extend the maturity date to August 15, 2014.

2 The Company has an interest rate cap on this loan for the notional amount of $28.5 million, which effectively limits the LIBOR rate on this loan to 7.45%.  The interest rate cap expires on September 1, 2010.

3 The revolving line of credit matures on September 2, 2011, subject to certain conditions.  See “Revolving Line of Credit” in Note 9 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009.

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)
Consolidated Debt Maturities
(unaudited and in thousands)

Property/Loan	2010		2011		2012		2013		2014		Thereafter	Total
Fixed Rate Secured Debt:
Clifford Center1	$275	2	$292	2	$310	2	$329	2	$2,295	2	$-	$3,501
Davies Pacific Center	-		-		-		-		-		95,000	95,000
First Insurance Center	-		-		-		-		-		52,000	52,000
Pacific Business News Building	11,653		-		-		-		-		-	11,653
Pan Am Building	-		-		-		-		-		60,000	60,000
Waterfront Plaza	-		-		-		-		-		111,000	111,000
City Square	27,500		-		-		-		-		-	27,500
Sorrento Technology Center	-		-		-		-		-		11,800	11,800
Fixed Rate Unsecured Debt:
Unsecured notes payable to
related Parties	-		-		-		21,104		-		-	21,104
Floating Rate Secured Debt:
City Square	27,017		-		-		-		-		-	27,017
Revolving line of credit	-		8,947		-		-		-		-	8,947
Total	$66,445		$9,239		$310		$21,433		$2,295		$329,800	$429,522

1 The initial maturity date is August 15, 2011.  The Company has the option to extend the maturity date to August 15, 2014.  Accordingly, the related debt maturity reflected herein is scheduled using an amortization schedule based on the extended maturity date, as if the Company had exercised its option to extend the original maturity date.
2 Amounts represent scheduled principal amortization pursuant to the respective loan agreement.

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)

Unconsolidated Joint Venture Debt Summary
(unaudited and in thousands, except for percentages)

Property/Loan	Maturity Date	Interest Rate	Ownership Interest %	Outstanding Principal Balance at December 31, 2009	Company Portion of Outstanding Principal Balance at December 31, 2009	% of Total Company Portion of Outstanding Principal Balance
Fixed Rate Secured Debt:
Seville Plaza - Note A	1/1/2011	6.05%	7.50%	$21,650	$1,624	3.73%
Seville Plaza - Note B	1/1/2011	9.19%	7.50%	3,000	225	0.52%
SoCal II Joint Venture	1/6/2012	5.75%	10.00%	133,500	13,350	30.64%
Bank of Hawaii Waikiki Center	3/11/2017	5.99%	17.50%	26,900	4,708	10.81%
POP San Diego – Palomar Heights Plaza	4/30/2011	6.25%	32.17%	10,796	3,473	7.97%
POP San Diego – Palomar Heights Plaza	4/1/2014	5.58%	32.17%	1,880	605	1.39%
POP San Diego – Palomar Heights Corporate Center	4/1/2014	5.58%	32.17%	10,479	3,371	7.74%
POP San Diego – Scripps Ranch Center	12/1/2014	5.44%	32.17%	5,152	1,657	3.80%
Subtotal Fixed Rate Secured Debt				213,357	29,013	66.60%
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	4/30/2011	12.00%	32.17%	4,250	1,367	3.13%
Floating Rate Secured Debt :
US Bank Center	5/9/2010( )	LIBOR + 1.53%(1)	7.50%	56,800	4,260	9.78%
SoCal II Joint Venture - Senior Loan	1/1/2011(1)	LIBOR + 2.95%(2)	10.00%	16,500	1,650	3.79%
Black Canyon Corporate Center - Note A	2/9/2012(1)	LIBOR + 2.50%(2)	17.50%	27,700	4,848	11.13%
Seaview Corporate Center	1/1/2015(3)	Adjusted LIBOR + 3.25%(3)	5.00%	48,500	2,425	5.57%
Subtotal Floating Rate Secured Debt				149,500	13,183	30.26%
Total Unconsolidated Joint Venture Debt				$367,107	$43,563	100.00%

1 The initial maturity dates for the floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture – Senior Loan and Black Canyon Corporate Center – Note A are May 9, 2010, January 1, 2010, and February 9, 2010, respectively. Subsequent to December 31, 2009, the maturity dates for the debt attributable to SoCal II Joint Venture – Senior Loan and Black Canyon have been extended to January 1, 2011 and February 9, 2012, respectively.  The US Bank Center joint venture has the option to, and expects to, extend the maturity dates of its floating rate secured debt to May 9, 2011, subject to nominal fees and requirements.

2 Interest rate cap agreements are in place on floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture – Senior Loan and Black Canyon Corporate Center – Note A in the notional amounts of $56.8 million, which effectively limits the LIBOR rate on this loan to 4.98%, $16.5 million, which effectively limits the LIBOR rate on this loan to 6.25%, and $23.8 million, which effectively limits the LIBOR rate on this loan to 3.00% and is also subject to a 1% LIBOR floor, respectively.

3 An interest rate swap is in place on floating rate secured debt attributable to Seaview Corporate Center in the notional amount of $48.5 million, which effectively limits the rate on this loan to 6.49%.

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)

Company Portion of Unconsolidated Joint Venture Debt Maturities (1)
(unaudited and in thousands)

Property/Loan	2010	2011	2012	2013	2014	Thereafter	Total
Fixed Rate Secured Debt:
Seville Plaza – Notes A&B	$-	$1,849	$-	$-	$-	$-	$1,849
SoCal II Joint Venture	-	-	13,350	-	-	-	13,350
Bank of Hawaii Waikiki Center	-	-	-	-	-	4,708	4,708
POP San Diego – Palomar Heights Plaza	-	3,473	-	-	-	-	3,473
POP San Diego – Palomar Heights Plaza	-	-	-	-	605	-	605
POP San Diego – Palomar Heights Corporate Center	-	-	-	-	3,371	-	3,371
POP San Diego – Scripps Ranch Center	-	-	-	-	1,657	-	1,657
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	-	1,367	-	-	-	-	1,367
Floating Rate Secured Debt:
US Bank Center(2)	-	4,260	-	-	-	-	4,260
SoCal II Joint Venture - Senior Loan(2)	-	-	1,650	-	-	-	1,650
Black Canyon Corporate Center- Note A(2)	-	-	4,848	-	-	-	4,848
Seaview Corporate Center	-	-	-	-	-	2,425	2,425
Total	$-	$10,949	$19,848	$-	$5,633	$7,133	$43,563

1 Company portion of Unconsolidated Joint Venture Debt Maturities amounts were derived based on the outstanding principal balances of mortgage and unsecured loans of our unconsolidated joint ventures multiplied by our ownership interest percentage in each respective unconsolidated joint venture.

2 The initial maturity dates for the floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture – Senior Loan and Black Canyon Corporate Center – Note A are May 9, 2010, January 1, 2010, and February 9, 2010, respectively. Subsequent to December 31, 2009, the maturity dates for the debt attributable to SoCal II Joint Venture – Senior Loan and Black Canyon have been extended to January 1, 2011 and February 9, 2012, respectively.  The US Bank Center joint venture has the option to, and expects to, extend the maturity date of its floating rate secured debt to May 9, 2011, subject to nominal fees and requirements.  The SoCal II Joint Venture – Senior Loan has an option to, and expects to, further extend the maturity date of its floating rate secured debt to January 1, 2012, subject to nominal fees and requirements.  Accordingly, the unconsolidated joint venture debt maturities herein are scheduled using the expected maturity date, as if the Company had exercised all available options to extend the maturity date.

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)

Portfolio Leasing Statistics

Portfolio Summary

Through our Operating Partnership, we own whole interests in eight office properties, and managing ownership interests in seven joint ventures holding sixteen office properties, comprising approximately 4.7 million square feet of leasable area in Honolulu, Southern California and Phoenix metropolitan areas (the “Property Portfolio”).  As of December 31, 2009, the portion of our Property Portfolio, which was effectively owned by us (representing the leasable square feet of our consolidated properties and our respective ownership interests in the leasable square feet of our unconsolidated joint venture properties) (the “Effective Portfolio”) comprised approximately 2.5 million leasable square feet.  Our property statistics as of December 31, 2009, were as follows:

			Property	Effective
	Number of		Portfolio	Portfolio
	Properties	Buildings	Square Feet	Square Feet
Consolidated properties	8	11	2,265,339	2,265,339
Unconsolidated joint ventures properties	16	34	2,417,359	279,223
Total	24	45	4,682,698	2,544,562

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)

Portfolio Leasing Summary

Submarket		Market Rentable Square Feet	Effective Market Rentable Square Feet	Percent Leased	Annualized Rent per Square Foot(1)

Honolulu, Hawaii
Waterfront Plaza	Downtown (CBD)	534,475	534,475	94.01%	$37.12
Davies Pacific Center	Downtown (CBD)	353,224	353,224	86.48%	35.12
Pan Am Building	Kapiolani	209,889	209,889	93.17%	38.57
First Insurance Center	Kapiolani/Ward	202,992	202,992	99.06%	34.61
Pacific Business News Building	Kapiolani	90,559	90,559	72.91%	32.33
Clifford Center	Downtown (CBD)	72,415	72,415	82.67%	31.95
Bank of Hawaii Waikiki Center	Waikiki	152,288	26,650	85.59%	52.25
Subtotal		1,615,842	1,490,204	90.41%	$37.52

Phoenix, Arizona
City Square	(CBD)/North Central	738,422	738,422	71.89%	$20.64
U.S. Bank Center	(CBD)/South Central	372,676	27,951	79.71%	22.26
Black Canyon Corporate Center	Deer Valley/Airport	218,694	38,271	64.66%	17.85
Subtotal		1,329,792	804,644	72.89%	$20.73

San Diego, California
Sorrento Technology Center	Sorrento Mesa	63,363	63,363	100.00%	$24.47
Seville Plaza	Kearny Mesa	138,576	10,393	75.25%	27.04
Seaview Corporate Center	Sorrento Mesa	356,504	17,826	92.15%	31.05
Scripps Ranch Center	Scripps Ranch	47,248	15,198	44.11%	26.20
Torrey Hills Corporate Center	Del Mar Heights	24,066	7,742	88.83%	41.81
Palomar Heights Corporate Center	Carlsbad	64,812	20,848	86.51%	28.85
Palomar Heights Plaza	Carlsbad	45,538	14,648	70.48%	23.07
Via Frontera Business Park	Rancho Bernardo	78,819	7,882	100.00%	18.68
Poway Flex	Poway	112,000	11,200	100.00%	9.36
Carlsbad Corporate Center	Carlsbad	121,528	12,153	95.46%	17.60
Subtotal		1,052,454	181,253	88.69%	$24.62

Orange County, California
South Coast Executive Center	Costa Mesa	61,025	6,102	51.22%	$25.82
Savi Tech Center	Yorba Linda	372,327	37,233	96.98%	19.26
Yorba Linda Business Park	Yorba Linda	166,042	16,604	93.88%	11.66
Subtotal		599,394	59,939	91.47%	$17.47

Los Angeles, California
Gateway Corporate Center	San Gabriel Valley	85,216	8,522	90.54%	$26.65
Total Portfolio		4,682,698	2,544,562	85.18%	$27.33

1 Annualized Rent per Square Foot represents annualized gross rent divided by occupied square feet excluding leases signed but not commenced as of December 31, 2009.  The gross rent amount used in the calculation of Annualized Rent per Square Foot was derived using monthly base rental revenue and tenant reimbursements as of December 31, 2009.

Pacific Office Properties Trust, Inc.
(for the three months ended, December 31, 2009)

Total Revenue (1)
(unaudited and in thousands, except percentages)

1 Total revenue amounts used herein are comprised of rental revenue, tenant reimbursements, parking, interest and other revenue of the Company and of the Company’s unconsolidated joint ventures multiplied by the Company’s ownership interest in each respective joint venture for the three months ended December 31, 2009.

Pacific Office Properties Trust, Inc.
(for the three months ended, December 31, 2009)

Total Net Operating Income (1)
(unaudited and in thousands, except percentages)

1 Total net operating income  amounts used herein were derived using the combined rental revenue, tenant reimbursements, parking, interest and other revenue less operating expenses of the Company and of the Company’s unconsolidated joint ventures multiplied by the Company’s ownership interest in each respective joint venture for the three months ended December 31, 2009.

Pacific Office Properties Trust, Inc.
(as of, and for the three months ended, December 31, 2009)

Leasing Activity Reconciliation

	Total	Consolidated	Unconsolidated Joint
	Property Portfolio	Properties	Venture Properties

Occupancy (as of December 31, 2009)
% Leased	85.18%	84.96%	85.39%
% Occupied	83.66%	82.67%	84.59%

Cash Rent Growth
Expiring Rate	$26.65	$26.02	$28.11
New/Renewal Rate	$25.49	$24.67	$27.38
Change	-4.37%	-5.19%	-2.62%

Gross New Leasing Activity
Rentable square feet	66,178	46,595	19,583
Number of leases	22	16	6

Gross Renewal Leasing Activity
Rentable square feet	93,984	55,060	38,924
Number of leases	23	12	11

Average Lease Term in Months
New leases	65	74	46
Renewal leases	46	54	36
Blended	54	63	40

Weighted Average Tenant Improvements per square foot
New leases	$24.18	$25.07	$22.07
Renewal leases	$1.36	$1.55	$1.09
Blended	$10.79	$12.33	$8.11

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)

Top Tenants by Rental Revenue – Consolidated Properties
(unaudited and in thousands, except square feet)

Tenant	Lease Expiration	Market Rentable Square Feet	Annualized Rental Revenue(1)	Property	Industry

First Insurance Company of Hawaii Ltd.	02/28/18	109,755	$3,976	First Insurance Center	Insurance
Hawaii Insurance Consultants, Ltd	12/31/12	79,159	3,231	Waterfront Plaza	Insurance
AZ Dept of Economic Security	12/31/12	104,059	1,975	City Square	Government
Straub Clinic & Hospital	01/31/13	55,986	1,727	First Insurance Center	Healthcare
AT&T Corp.	06/30/10	26,160	1,097	Waterfront Plaza	Communications
McCorriston, Miho, Miller, Mukai, LLP	12/31/11	35,828	1,026	Waterfront Plaza	Legal Services
Oahu Publications, Inc.	01/31/13	25,691	1,007	Waterfront Plaza	Journalism
Fujitsu Transaction Solutions, Inc.	12/31/10	37,886	912	Sorrento Technology Center	Technology
Royal State Financial Corp.	10/31/11	22,119	855	Pan Am Building	Insurance
AZ DES- Social Security	05/31/14	39,524	821	City Square	Government

Total Annualized Rental Revenue for Top Ten Tenants – Consolidated Properties			$16,627
Total Annualized Rental Revenue – Consolidated Properties(2)			$58,550

1 Annualized Rental Revenue represents monthly base rental revenue and tenant reimbursements as of December 31, 2009, on an annualized basis.

2 Total Annualized Rental Revenue – Consolidated Properties was derived based on annualizing the rental revenues and tenant reimbursements of the Company for the three months ended December 31, 2009.

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)

Top Tenant Industry Diversification by Rental Revenue – Consolidated Properties (1)
(unaudited and in thousands, except percentages)

1 Rental Revenue amounts used herein were derived using base rental revenue and tenant reimbursements of the Company for the three months ended December 31, 2009.

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)

Top Tenants by Rental Revenue – Unconsolidated Joint Venture Properties
(unaudited and in thousands, except square feet and percentages)

Tenant	Lease Expiration	Market Rentable Square Feet	Ownership Interest %	Annualized Rental Revenue(1)	Property	Industry

CareFusion Corp.	02/28/15	130,000	10.00%	$2,679	Savi Tech Center	Healthcare
Nobel Biocare USA, Inc.	10/31/17	122,361	10.00%	2,402	Savi Tech Center	Healthcare
The Active Network, Inc.	10/31/11	61,587	5.00%	2,080	Seaview Corporate Center	Technology
Pfizer, Inc.	07/31/13	61,211	5.00%	1,988	Seaview Corporate Center	Healthcare
Bank of Hawaii	01/31/38	6,971	17.50%	1,947	Bank of Hawaii Waikiki Center	Financial Services
Adobe Systems, Inc.	01/31/13	61,211	5.00%	1,870	Seaview Corporate Center	Technology
High-Tech Institute, Inc.	04/04/18	92,974	17.50%	1,584	Black Canyon Corporate Center	Education
JTB Hawaii, Inc.	12/31/12	35,623	17.50%	1,261	Bank of Hawaii Waikiki Center	Tourism
Valley Metro Rail, Inc.	06/30/16	57,007	7.50%	1,257	U.S. Bank Center	Transportation
Jacobs Engineering Group, Inc.	10/31/11	53,717	7.50%	1,220	U.S. Bank Center	Engineering

Total Annualized Rental Revenue for Top Ten Tenants – Unconsolidated Joint Venture Properties				$18,288
Total Annualized Rental Revenue – Unconsolidated Joint Venture Properties(2)				$48,524

1 Annualized Rental Revenue represents monthly aggregate base rental revenue and tenant reimbursements per property as of December 31, 2009, on an annualized basis.

2 Total Annualized Rental Revenue – Unconsolidated Joint Venture Properties was derived based on annualizing the rental revenues and tenant reimbursements of the Company’s unconsolidated joint venture properties for the three months ended December 31, 2009.

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)

Top Tenant Industry Diversification by Rental Revenue – Unconsolidated Joint Venture Properties(1)
(unaudited and in thousands, except percentages)

1 Rental Revenue amounts used herein were derived using base rental revenue and tenant reimbursements of the Company’s unconsolidated joint ventures for the three months ended December 31, 2009.

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)

Lease Expirations – Consolidated Properties(1)

Year of Lease Expiration	Number of Leases Expiring	Market Rentable Square Feet	Expiring Square Feet as a % of Total	Annualized Rent(1)(2)	Annualized Rent as a % of Total	Annualized Rent Per Leased Square Foot(3)	Annualized Rent at Expiration	Annualized Rent per Square Foot at Expiration(4)

2010	185	331,929	14.65%	$11,116,097	18.99%	$33.49	$11,187,348	$33.70
2011	158	336,115	14.84%	10,333,896	17.65%	30.75	10,648,584	31.68
2012	137	408,023	18.01%	12,582,903	21.49%	30.84	13,112,907	32.14
2013	89	274,135	12.10%	8,215,129	14.03%	29.97	8,758,326	31.95
2014	58	170,222	7.51%	5,131,380	8.76%	30.15	5,419,356	31.84
2015	25	111,263	4.91%	2,667,612	4.56%	23.98	2,927,844	26.31
2016	17	52,717	2.33%	1,844,364	3.15%	34.99	2,087,736	39.60
2017	5	20,733	0.92%	670,896	1.15%	32.36	849,840	40.99
2018	17	125,992	5.56%	4,573,248	7.81%	36.30	5,380,728	42.71
2019	6	10,517	0.46%	365,076	0.62%	34.71	434,832	41.35
Thereafter	16	31,072	1.38%	1,048,908	1.79%	33.76	1,181,508	38.02
Available For Lease	-	340,658	15.04%	-	-	-	-	-
Signed Leases Not Commenced	11	51,963	2.29%	-	-	-	-	-
Consolidated Properties Total/Weighted Average	724	2,265,339	100.00%	$58,549,509	100.00%	$31.26	$61,989,009	$33.10

1 Annualized Rent represents gross rental revenue which consists of monthly aggregate base rental revenue and tenant reimbursements per property as of December 31, 2009, on an annualized basis.

2 The following table summarizes the lease expirations for leases in place as of December 31, 2009 for all of our consolidated properties. The information set forth in the table assumes that tenants exercise no renewal options or early termination rights.

3 Represents annualized rent divided by leased square feet.

4 Represents annualized rent at expiration divided by leased square feet.

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)

Lease Expirations – Unconsolidated Joint Venture Properties(1)

Year of Lease Expiration	Number of Leases Expiring	Market Rentable Square Feet	Expiring Square Feet as a % of Total	Annualized Rent(1)(2)	Annualized Rent as a % of Total	Annualized Rent Per Leased Square Foot(3)	Annualized Rent at Expiration	Annualized Rent per Square Foot at Expiration(4)	Effective Annualized Rent	Effective Annualized Rent at Expiration

2010	102	253,530	10.49%	$6,300,192	12.98%	$24.85	$6,349,212	$25.04	$1,072,374	$1,084,074
2011	65	251,153	10.39%	7,177,680	14.79%	28.58	7,511,412	29.91	560,166	583,023
2012	40	248,874	10.30%	5,849,964	12.06%	23.51	6,578,628	26.43	778,190	906,026
2013	43	363,494	15.04%	10,089,864	20.79%	27.76	10,999,812	30.26	968,400	1,053,228
2014	28	187,054	7.73%	3,692,829	7.61%	19.74	4,117,152	22.01	343,325	383,093
2015	12	328,246	13.58%	5,464,296	11.26%	16.65	6,432,672	19.60	616,795	718,583
2016	13	148,851	6.16%	3,002,256	6.19%	20.17	3,426,948	23.02	300,509	341,507
2017	3	129,558	5.36%	2,577,468	5.31%	19.89	3,055,200	23.58	253,371	300,288
2018	3	92,974	3.85%	1,583,832	3.26%	17.04	1,971,144	21.20	277,171	344,950
2019	4	24,854	1.02%	617,568	1.28%	24.85	680,232	27.37	108,075	119,041
Thereafter	7	16,212	0.67%	2,168,448	4.47%	133.76	3,606,480	222.46	379,479	631,134
Available For Lease	-	353,158	14.61%	-	-	-	-	-	-	-
Signed Leases Not Commenced	3	19,401	0.80%	-	-	-	-	-	-	-
Unconsolidated Joint Venture Properties Total/Weighted Average	323	2,417,359	100.00%	$48,524,397	100.00%	$23.73	$54,728,892	$26.76	$5,657,855	$6,464,947

1 Annualized Rent represents gross rental revenue which consists of monthly aggregate base rental revenue and tenant reimbursements per property as of December 31, 2009, on an annualized basis.

2 The following table summarizes the lease expirations for leases in place as of December 31, 2009 for all of our unconsolidated joint venture properties. The information set forth in the table assumes that tenants exercise no renewal options or early termination rights.

3 Represents annualized rent divided by leased square feet.

4 Represents annualized rent at expiration divided by leased square feet.

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)

Lease Distribution by Square Footage –Consolidated Properties

Square Feet Under Lease	Number of Leases	Leases as a % of Total	Market Rentable Square Feet	Square Feet as a % of Total	Annualized Rent(1)(2)	Annualized Rent as a % of Total

2,500 or less	555	76.66%	344,136	15.19%	$11,443,086	19.54%
2,501-10,000	115	15.88%	542,183	23.93%	16,790,388	28.68%
10,001-20,000	31	4.28%	429,428	18.96%	13,600,020	23.23%
20,001-40,000	9	1.24%	267,916	11.83%	7,566,360	12.92%
40,001-100,000	1	0.14%	76,828	3.39%	3,230,859	5.52%
Greater than 100,000	2	0.28%	212,227	9.37%	5,918,796	10.11%
Subtotal	713	98.48%	1,872,718	82.67%	$58,549,509	100.00%
Available	-	-	340,658	15.04%	-	-
Signed Leases Not Commenced	11	1.52%	51,963	2.29%	-	-
Consolidated Properties Total/Weighted Average	724	100.00%	2,265,339	100.00%	$58,549,509	100.00%

1 Represents annualized monthly rent under commenced leases as of December 31, 2009 reflects total cash rent before abatements. Abatements committed to as of December 31, 2009 for the twelve months ending December 31, 2010 were $213,090.

2 Existing net rents are converted to gross rent by adding estimated annualized operating expense reimbursements to base rents.

Pacific Office Properties Trust, Inc.
(as of December 31, 2009)

Lease Distribution by Square Footage –Unconsolidated Joint Venture Properties

Square Feet Under Lease	Number of Leases	Leases as a % of Total	Market Rentable Square Feet	Square Feet as a % of Total	Annualized Rent(1)(2)	Annualized Rent as a % of Total	Effective Annualized Rent(1)(2)	Effective Annualized Rent as a % of Total

2,500 or less	190	58.82%	154,294	6.38%	$3,832,929	7.90%	$480,366	8.49%
2,501-10,000	86	26.63%	398,578	16.49%	12,106,092	24.95%	1,626,289	28.74%
10,001-20,000	18	5.57%	246,558	10.20%	6,498,036	13.39%	882,551	15.60%
20,001-40,000	11	3.41%	309,024	12.78%	7,357,464	15.16%	969,237	17.13%
40,001-100,000	13	4.02%	694,346	28.72%	15,002,340	30.92%	1,326,659	23.45%
Greater than 100,000	2	0.62%	242,000	10.02%	3,727,536	7.68%	372,753	6.59%
Subtotal	320	99.07%	2,044,800	84.59%	$48,524,397	100.00%	$5,657,855	100.00%
Available	-	-	353,158	14.61%	-	-	-	-
Signed Leases Not Commenced	3	0.93%	19,401	0.80%	-	-	-	-
Unconsolidated Joint Venture Properties Total/Weighted Average	323	100.00%	2,417,359	100.00%	$48,524,397	100.00%	$5,657,855	100.00%

1 Represents annualized monthly rent under commenced leases as of December 31, 2009.  This amount reflects total cash rent before abatements. Abatements committed to as of December 31, 2009 for the twelve months ending December 31, 2010 were $67,770.

2 Existing net rents are converted to gross rent by adding estimated annualized operating expense reimbursements to base rents.

Supplemental Operating and Financial Information